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Exhibit 10.2

                                 June 22, 1999



United Road Services, Inc.
17 Computer Drive West
Albany, New York 12205

Ladies/Gentlemen:

     Please refer to the Amended and Restated Credit Agreement dated as of November 2, 1998 (as amended, the "Credit Agreement") among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America National Trust and Savings Association, as Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

     The Company has advised the Banks that Edward T. Sheehan has resigned as Chief Executive Officer of the Company. The Company acknowledges that, as a result of such resignation, an Unmatured Event of Default exists under Section
12.1.11 of the Credit Agreement. Accordingly, (a) the Banks are not obligated to make additional Loans, (b) the Issuing Bank is not obligated to issue Letters of Credit and (c) the Banks are not obligated to continue any outstanding Eurodollar Loans or convert any Base Rate Loans into Eurodollar Loans.

     The undersigned Required Banks agree that, so long as (i) the Required Banks have not revoked this waiver letter by giving written notice to the Company of such revocation and (ii) all other applicable conditions precedent under the Credit Agreement are satisfied, the Company may, notwithstanding the Unmatured Event of Default described above, (x) continue to borrow Loans or obtain Letters of Credit under the Credit Agreement, provided that the aggregate
                                                     --------
outstanding principal amount of all Loans plus the aggregate Stated Amount of all Letters of Credit does not at any time exceed $49,350,000, and (y) the Company may continue any outstanding Eurodollar Loans or convert Base Rate Loans into Eurodollar Loans.

     This letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver or consent with respect to any other matter whatsoever. The Required Banks reserve all their rights under the Credit Agreement with respect to the existing Unmatured Event of Default, any Event of Default which may result therefrom and any other matter.

     This letter shall become effective upon receipt by the Agent of counterparts hereof (or facsimiles thereof) executed by the Required Banks.
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                               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                               ASSOCIATION, as Agent



                              By:_________________________________________

                              Title_______________________________________




                               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                               ASSOCIATION, as a Bank


                              By:_________________________________________

                              Title_______________________________________



                               BANKBOSTON, N.A., as a Bank


                              By:_________________________________________

                              Title_______________________________________



                               COMERICA BANK, as a Bank


                              By:_________________________________________

                              Title_______________________________________



                               FLEET NATIONAL BANK, as a Bank


                              By:_________________________________________

                              Title_______________________________________
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                                   THE CHASE MANHATTAN BANK, as a Bank


                                   By:___________________________

                                   Title_________________________



Accepted and Agreed to
this 22nd day of June, 1999

UNITED ROAD SERVICES, INC.



By:__________________________

Title________________________